Exhibit 99.1

Lenders’ Presentation October 2015

FORWARD-LOOKING STATEMENTS SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS AND INFORMATION Forward-Looking Statements Certain statements and information in this presentation may be deemed to be "forward-looking statements" of Envision Healthcare Holdings, Inc. (“Envision”) within the meaning of the Federal Private Securities Litigation Reform Act of 1995 including, but not limited to, statements relating to Adjusted EBITDA and revenue contribution from the proposed acquisition of Rural/Metro Corporation (“Rural/Metro”), 2015 performance, objectives, expected synergies, plans and strategies, including the proposed acquisition of Rural/Metro, Envision’s financing of this acquisition, and all statements that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future, including statements regarding the benefits of the Rural/Metro acquisition. Any forward-looking statements herein are made as of the date of this presentation, and Envision undertakes no duty to update any such statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results to differ materially from forward-looking statements are described in Envision's filings with the U.S. Securities and Exchange Commission (the “SEC”) from time to time. Among the factors that could cause future results to differ materially are: decreases in our revenue and profit margin under our fee-for-service contracts due to changes in volume, payor mix and third party reimbursement rates, including from political discord in the federal budgeting process; the loss of existing contracts; failure to accurately assess costs under new contracts; difficulties in our ability to recruit and retain qualified physicians and other healthcare professionals, and enforce our non-compete agreements with our physicians; failure to implement some or all of our business strategies, including our efforts to grow our Evolution Health business and cross-sell our services; lawsuits for which we are not fully reserved; the adequacy of our insurance coverage and insurance reserves; our ability to successfully integrate strategic acquisitions, including the Rural/Metro acquisition; closing of the Rural/Metro acquisition may not occur or may be delayed; expected synergies and other financial benefits of the acquisition may not be realized; litigation related to the acquisition or limitations or restrictions imposed by regulatory authorities may delay or negatively impact the acquisition; unanticipated restructuring costs may be incurred or undisclosed liabilities assumed from the acquisition; attempts to retain key personnel and/or customers from Rural/Metro may not succeed; the high level of competition in the markets we serve; the cost of capital expenditures to maintain and upgrade our vehicle fleet and medical equipment; the loss of one or more members of our senior management; our ability to maintain or implement complex information systems; disruptions in disaster recovery systems, management continuity planning, or information systems; our ability to adequately protect our intellectual property and other proprietary rights or to defend against intellectual property infringement claims; challenges by tax authorities on our treatment of certain physicians as independent contractors; the impact of labor union representation; the impact of fluctuations in results due to our national contract with the Federal Emergency Management Agency (“FEMA”); potential penalties or changes to our operations, including our ability to collect accounts receivable if we fail to comply with extensive and complex government regulation of our industry; the impact of changes in the healthcare industry, including changes due to healthcare reform; our ability to timely enroll our providers in the Medicare program; our ability to restructure our operations to comply with future changes in government regulation; the outcome of government investigations of certain of our business practices; our ability to comply with the terms of our settlement agreements with the government, or if we are unable to favorably resolve current regulatory investigations; and our ability to generate cash flow to service our substantial debt obligations and the factors discussed in “Risk Factors” in Envision’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q. 2

NON-GAAP FINANCIAL MEASURES Presentation of Non-GAAP Measures This presentation includes statements regarding expected Adjusted EBITDA and Rural/Metro Pro Forma Adjusted EBITDA, which are not financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). Adjusted EBITDA is defined as net income (loss) before equity in earnings of unconsolidated subsidiary, income tax benefit (expense), loss on early debt extinguishment, other income (expense), net, realized gains (losses) on investments, interest expense, net, equity-based compensation expense, transaction costs related to acquisition activities, related party management fees, restructuring and other charges, adjustment to net loss (income) attributable to non-controlling interest due to deferred taxes, and depreciation and amortization expense. Rural/Metro Pro Forma Adjusted EBITDA is defined as net income (loss) before Arizona Medicaid AHCCCS Change, Santa Clara amendment adjustments, insurance liability reversal, a prior period revenue adjustment, billing restructuring costs, impairment of PP&E and intangible assets, discontinued operations, income tax expense, interest expense, depreciation and amortization expense and other adjustments made for comparability purposes. Envision’s Adjusted EBITDA is a non-GAAP financial measure commonly used by management and investors as a performance measure or liquidity indicator. However, the items excluded from this non-GAAP financial measure are significant components in understanding and assessing Envision’s financial performance, and as a result, this measure should not be considered in isolation or as an alternative to GAAP measures such as net income, cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in Envision’s consolidated financial statements as an indicator of financial performance or liquidity. Since this non-GAAP financial measure is not a measure determined in accordance with GAAP and is susceptible to varying calculations, this measure, as presented, may not be comparable to other similarly titled measures of other companies. Reconciliations of this non-GAAP financial measure are provided in this presentation. See supplemental materials. Adjusted EPS is defined as diluted earnings per share adjusted for expenses related to Envision’s secondary offerings, amortization expense, equity-based compensation expense, restructuring and other charges, severance and related costs, loss on early debt extinguishment, and transaction costs related to acquisition activities, net of an estimated tax benefit. Reconciliations for Envision’s forward-looking full-year 2015 Adjusted EBITDA and Adjusted EPS guidance presented herein are not being provided, as Envision does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliations. 3

TRANSACTION OVERVIEW

Transaction overview 5 Envision Healthcare Holdings, Inc. (“Envision” or the “Company”) (NYSE: EVHC) is a leading provider of physician-led, outsourced medical services in the U.S. with more than 35,000 employees and affiliated clinicians For the LTM period ended 9/30/2015, Envision generated net revenues and Adjusted EBITDA of $5,124 million and $591 million, respectively On July 30, 2015, Envision announced it had entered into a definitive agreement to acquire Rural/Metro Corporation (“Rural/Metro”) through its medical transportation segment American Medical Response (“AMR”) for approximately $620 million For the LTM period ended 9/30/2015, Rural/Metro generated net revenues and Pro Forma Adjusted EBITDA of $598 million and $58 million, respectively The Company is seeking to raise a new $750 million Term Loan B-2 Facility Proceeds will be used to fund the proposed Rural/Metro acquisition, repay outstanding ABL Revolver borrowings and pay related fees and expenses Pro forma net secured and total net leverage of 3.0x and 4.2x, respectively, based on Combined LTM 9/30/2015 Adjusted EBITDA of $662 million (including ~$13 million of anticipated synergies) Note: Adjusted EBITDA as defined in Non-GAAP Financial Measures. Prior periods have been adjusted accordingly for comparability purposes. Prior periods have been adjusted accordingly for comparability purposes. Rural/Metro Pro Forma Adjusted EBITDA includes pro forma impact of certain revenue adjustments, contract amendments and other adjustments effected subsequent to FY2014, and the pro forma full-year impact of certain 2014 expense reductions. Combined LTM 9/30/2015 Adjusted EBITDA represents LTM Adjusted EBITDA plus LTM Rural/Metro Pro Forma Adjusted EBITDA plus ~$13 million of anticipated synergies. See reconciliation in supplemental materials.

# SOURCES AND USES / AS ADJUSTED CAPITALIZATION

## Sources and Uses

*($ in millions)*

| | |
|---|---|
| **Sources** | |
| New Term Loan B-2 | $750 |
| **Total Sources** | **$750** |
| | |
| **Uses** | |
| Repay ABL Borrowings | $108 |
| Fund Rural/Metro Purchase | 620 |
| Fees and Expenses | 22 |
| **Total Uses** | **$750** |

## As Adjusted Capitalization

| *($ in millions)* | **Status Quo** | **Adj.** | **Pro Forma** |
|---|---|---|---|
| Cash and Cash Equivalents | $130 | - | $130 |
| ABL Revolving Credit Facility ($550) | 210 | (108) | 102 |
| Term Loan B Facility | 1,280 | - | 1,280 |
| New Term Loan B-2 Facility | - | 750 | 750 |
| Capital Leases | 1 | - | 1 |
| **Total Secured Debt** | **$1,491** | | **$2,133** |
| Senior Notes | 750 | - | 750 |
| **Total Debt** | **$2,241** | | **$2,883** |
| **Operating Statistics** | | | |
| LTM 9/30/15 Adjusted EBITDA | $591 | $71[1] | $662 |
| **Credit Statistics** | | | |
| Net Secured Debt / Adjusted EBITDA | 2.3x | | 3.0x |
| Net Debt / Adjusted EBITDA | 3.6x | | 4.2x |

*Note: Adjusted EBITDA and Rural/Metro Pro Forma Adjusted EBITDA as defined in Non-GAAP Financial Measures. Prior periods have been adjusted accordingly for comparability purposes. Rural/Metro Pro Forma Adjusted EBITDA includes pro forma impact of certain revenue adjustments, contract amendments and other adjustments effected subsequent to FY2014, and the pro forma full-year impact of certain 2014 expense reductions. See reconciliation in supplemental materials.*

*1. Represents Rural/Metro's LTM 9/30/2015 Pro Forma Adjusted EBITDA of $58 million and ~$13 million of anticipated synergies.*

6

Envision HEALTHCARE

SUMMARY TERMS Borrower: Envision Healthcare Corporation (Borrower under the existing Term Loan) Facility: $750 million Term Loan B-2 Facility (the “Term Loan B”) Existing Incremental Facilities: $250 million, plus unlimited amounts provided Consolidated First Lien Net Leverage Ratio does not exceed 4.0x (same as existing Credit Agreement) Maturity: 7 years Amortization: 1% per annum Security: Same as existing Credit Agreement Ranking: Same as existing Credit Agreement Guarantors: Same as existing Credit Agreement Optional Prepayments: 101 soft call for 6 months Mandatory Prepayments: Same as existing Credit Agreement Negative Covenants: Same as existing Credit Agreement Financial Covenant: None

October 2015 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 TRANSACTION TIMETABLE Date Event October 28 Bank Meeting November 4 Commitments Due Week of November 9 Close and Fund Holiday Key Date November 2015 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30

ENVISION UPDATE

INVESTMENT HIGHLIGHTS 10 Leading Player in Large and Growing Outsourced Healthcare Services Markets Positioned at the Nexus of Rapidly Evolving Healthcare Landscape Differentiated, Integrated Service Model Across the Patient Continuum History of Strong Revenue and EBITDA Growth with Stable Cash Flows Consistent Revenue and EBITDA Growth From Diversified Sources Experienced Management Team with History of Success

KEY HIGHLIGHTS Note: Adjusted EBITDA as defined in Non-GAAP Financial Measures. Prior periods have been adjusted accordingly for comparability purposes. See reconciliation in supplemental materials. $9.7M of insurance reserve adjustments for two significantly higher than expected malpractice cases from 2009 and 2011. 11 Net Revenue ($ in billions) Adjusted EBITDA ($ in millions) Highlights Q3 2015 revenue up 19% year over year Organic growth, including increased level of contract starts, driven by customer demand for differentiated services Completed acquisitions of Scottsdale Emergency Associates, VISTA Staffing and Emergency Medical Associates in Q1 2015 55% Growth 46% Growth Envision EmCare AMR Evolution Health 1 Continued growth; Q3 2015 revenue up 25% year over year Organic growth continues to be predominantly driven by net new contracts Robust contract pipeline with strong visibility Q3 2015 revenue up 8% year over year Continued execution on cost and productivity initiatives Q1 2015 launched joint venture with Ascension Health 2014 completed agreements with numerous health systems for transitional and post-acute services $404.5 $445.7 $556.2 $590.7 $9.7 $455.4 2012 2013 2014 LTM 9/30/15 $3.3 $3.7 $4.4 $5.1 2012 2013 2014 LTM 9/30/15

POSITIONED AT THE NEXUS OF THE EVOLVING LANDSCAPE 12 Healthcare reform driving new models of delivery and reimbursement Population health driving changes in managing care across the patient continuum Integrated care models improve outcomes, reduce cost Movement toward market centricity (space and scale) Envision is Well-Positioned to Meet the Changing Market Environment and Deliver a Differentiated Solution for Improving Quality and Lowering the Cost of Care Changing Market Dynamics Envision Customers Service, quality and patient outcomes Recruitment and retention Care coordination at lower costs Accountability and value based care Operational expertise / innovation Key Customer Challenges Addressed by Envision Communities Payors Healthcare Facilities

A leading provider and manager of community-based medical transportation services A leading provider of integrated physician services to healthcare facilities A comprehensive provider of physician-led population health management solutions Over 50 Year History of Pioneering the Delivery of Care` LEADING PROVIDER OF HEALTHCARE SERVICES ACROSS A PATIENT CONTINUUM Emergency and Non-Emergency Medical Transportation Interfacility and Critical Care Managed Transportation Services Fixed-Wing Air Ambulance Services Disaster Response / FEMA Emergency Department Anesthesiology Hospitalist / Inpatient Care Radiology / Tele-radiology Surgery Population Assessment Transitional & Post-Acute Care Care Coordination Telehealth & Telemedicine Longitudinal High Risk Management 13 Pre-Acute Acute Post-Acute

LEADING OUTSOURCED PROVIDER WITH NATIONAL SCALE AND STRONG LOCAL PRESENCE AMR Operations – (38 States) EmCare Operations – (41 States) Evolution Health – (8 States) Top Market Centricity Opportunities Leading Market Position Provides Significant Competitive Advantages Benefits of Scale and Scope Revenue Diversification Recruitment and Retention Service Integration and Cross-Selling National Contracting Market Centricity Driving Care Coordination $5.1 billion in LTM 9/30/15 net revenue 35,000 employees and affiliated clinicians 20.6 million weighted patient encounters and transports (LTM 9/30/15) Presence in 2,100 communities 14 Note: Envision coverage map and state count as of 12/31/14.

Continued development of additional services that enhance the patient continuum Either de novo or through acquisitions MULTIPLE LEVERS TO DRIVE STRONG AND CONSISTENT GROWTH Same Store Organic Growth Net New Contracts Existing Services Integrated services / cross-selling Proven track record improving quality and operating efficiency In 2014, 63% of EmCare new contracts were with new facilities; 37% were new services with existing facilities AMR experiencing highest contract win rate in years Consistent underlying market volume trends Stable pricing and reimbursement dynamics Long-term customer relationships Highly fragmented markets Geographic platform extensions to enhance organic growth Expansion of existing markets with synergy opportunities New Services Proven Track Record of Delivering Strong Growth Through a Combination of New Contracts, Same-Contract Revenue Growth and Disciplined Value-Enhancing Acquisitions Acquisitions and New Services Acquisition Activity Important In Expanded Service Offerings Majority of Historical Revenue Growth Driven by Organic Activity 15

## EMCARE: LEADING OUTSOURCED PROVIDER OF INTEGRATED FACILITY-BASED PHYSICIAN SERVICES

### EmCare Market Size and Positioning[1]


Emergency Department
Anesthesia
Hospitalist
Radiology / Surgery
$20bn
$19bn
$19bn
$13bn
EmCare
9%
1%

### EmCare Competitive Advantages

- ✓ Integrated services offering
- ✓ Demonstrated track record of improving metrics
- ✓ High quality service drives patient and physician satisfaction
- ✓ Contracting capabilities / creative partnering models
- ✓ Comprehensive evidenced-based clinical protocols
- ✓ Differentiated processes to recruit and retain clinicians
- ✓ Infrastructure leverage with scalable technology

***Leading Integrated Physician and Clinician Resource Management Across Multiple Service Lines***

1. *Management estimates of 2014 market size and EmCare outsourced market share.*

16

Envision HEALTHCARE

EmCare Key Growth Drivers EMCARE: ROBUST GROWTH PLATFORM WITH SIGNIFICANT MOMENTUM Long-Term History of Highly Visible, Recurring Revenue with Recent Acceleration in Growth Organic Growth 13.0% 15.5% 17.3% 12.7% Organic EmCare Revenue Growth Breakdown1 Share Gains from Local and Regional Groups Expansion of Multiple Service Lines Continued Healthcare Facility Outsourcing Creative Healthcare System Partnership Models Integrated Services and Cross-Selling Robust Contract Pipeline with Strong Visibility EmCare net new contract growth in 2012 of 9.9% includes acquisition growth contribution of 1.9%. Same store contracts growth shown above is calculated using total contracts as the denominator. When calculating net revenue growth contribution from same-store contracts using only contracts in existence for the entirety of both year-over-year periods in the denominator, 2012 same store contract growth was 6.3%, 2013 was 2.4%, 2014 was 5.5%, and YTD Q3 2015 was 4.2%. 17 5.0% 1.8% 4.4% 3.6% 8.0% 13.7% 12.9% 9.1% 1.9% 7.7% 3.2% 16.4% 14.9% 23.2% 20.5% 29.1% 2012 2013 2014 YTD Q3 2015 0.0% 5.0% 10.0% 15.0% 20.0% 25.0 % Acquisitions Net New Contracts Same Store Contracts

# AMR: LEADING OUTSOURCED PROVIDER OF COMMUNITY-BASED MEDICAL TRANSPORTATION SERVICES

## AMR Market Size and Positioning[1]

*Ambulance* | *Managed Transportation* | *Fixed-Wing Air Transport*[2]


$18bn
$2bn
$3bn

AMR 7% | ≤ 4%

## AMR Competitive Advantages

- ✓ Substantial scale advantages in ambulance services
- ✓ "AMR Medicine" drives best of class clinical outcomes and improved patient experience
- ✓ Strong brand recognition and national contracting capabilities
- ✓ Managed transportation service offering
- ✓ Technology investments

***A Leader in Ambulance Market with Growing Positions in Complementary Service Lines***

1. *Management estimates of 2014 market size and AMR outsourced market position.*
2. *Envision outsourced market share represents fixed-wing market only (total market size represents all air medical transportation services).*

18

Envision HEALTHCARE

# AMR: BUSINESS REALIGNMENT ACCELERATED GROWTH, LED TO MARGIN IMPROVEMENTS

## Positioned for Accelerated Revenue Growth

- Strengthened AMR Management Team
- Proven Superior Clinical Outcomes (AMR Medicine)
- Increasing New Contract Win Rates
- Expanding Complementary Service Offerings
- Strong Financial Position vs. Competitors
- Emerging Product Lines Across Patient Continuum

**Achieved YTD Q3 2015 Revenue Growth of 10.4% over YTD Q3 2014**

## Cost and Productivity Initiatives

- **Implemented Platform for Sustainable Growth ("PSG") in 2012; key initiatives to date include:**
  - Rationalization of underperforming contracts
  - Organizational and infrastructure realignment
  - Support function efficiencies

**AMR Adjusted EBITDA Margin Improvement Since 2010**



300 bps
50 bps
9.4%
12.4%
12.9%
2010
2014
YTD 2015

**Future AMR Margin Improvements Primarily Driven by Technology Investments**

***Well-Positioned for Accelerated Revenue Growth and Continued Margin Improvements***

*Note: Adjusted EBITDA as defined in Non-GAAP Financial Measures. See reconciliation in supplemental materials.*

19

Envision HEALTHCARE

# EVOLUTION HEALTH: INNOVATIVE SOLUTIONS PROVIDER FOR HEALTHCARE'S MOST CHALLENGING PATIENT POPULATIONS

## Physician-Led Care Management - Solutions for High Risk Populations

- Specializes in physician-led, population management services in the post-acute, home, mobile environment
- Focus on high risk, high cost and vulnerable populations with advanced illness and multiple chronic conditions
- Over 2,200 dedicated caregivers, and rapidly growing
- Leverages EmCare and AMR competencies and workforce
- Novel and clinically sophisticated Medical Command Center providing healthcare logistics, care coordination, telemedicine, telemonitoring and remote care
- Strong value proposition delivering on improving clinical outcomes and member/patient experience while reducing the cost to risk-bearing entities
- Key customer segments: health plans, health systems and at-risk providers


Evolution
HEALTH
MOBILE INTEGRATED HEALTHCARE

### High ROI Service Offerings

**Comprehensive Population Assessment**
HRA, Mobile Diagnostics

**Transitional Care**
In-Home Care, Facility Care, Virtual Support

**Longitudinal High Risk Management**
Home Based Primary Care, Co-Management

**Advanced Illness Management**
Palliative Care, Hospice, Comfort Care

**24/7 Unplanned Care**
In-Home, Virtual and Mobile Clinic

**Medical Command Center Services**
Telemedicine, Telemonitoring, Telehealth

20

Envision HEALTHCARE

Strategic Deployment for Market Centricity EVOLUTION HEALTH: INTEGRATION DRIVEN GROWTH WITH DEMONSTRATED MARKET TRACTION Strategic Innovation with Strong Market Traction and Recent Acceleration in Growth Robust Clinical Care Model Risk Arrangements, Gain Sharing, Bundled Payments, Capitation Modular and Customizable Service Offerings Turnkey Outsourcing for Population Health Management Innovative Partnership and JV Models Integrated and Cross Selling with EmCare & AMR Diverse and rapidly growing customer base 21 10% of Patients Account for More Than 60% of Health Costs

2015 HIGHLIGHTS 22 Envision’s 2015 Guidance: Adjusted EBITDA of $600M - $605M and Adjusted EPS of $1.28 - $1.30 8 to 9 percent implied Adjusted EBITDA growth includes lost Medicaid parity revenue at ~80% Adjusted EBITDA margin, offset by 2015 acquisitions EmCare acquisition of Emergency Medical Associates, Scottsdale Emergency Associates and VISTA Staffing Solutions completed in Q1 2015 Expected combined annual net revenues of approximately $435 million and 1.7 million annual patient encounters AMR completed an acquisition of ambulance operations located in northeastern U.S. with expected annual revenue of approximately $25M Evolution Health joint venture with Ascension Health completed phase-one roll out in five markets in the first half of 2015. Additional phases adding up to 18 more markets to be completed over the next two years Initial participation in Bundled Payment for Care Improvement (BPCI) initiative effective July 1, 2015 Rural/Metro definitive agreement announced on July 30, 2015 Note: Adjusted EBITDA and Adjusted EPS are defined in Non-GAAP Financial Measures.

RURAL / METRO UPDATE

ENVISION TO ACQUIRE RURAL/METRO 24 Strategic Rationale Creates a leading outsourced healthcare transportation services company in the U.S. Combined company will offer superior services in: Emergency “911” Inter-facility Managed transportation services Non-government fire services (subscription) Combined company will have substantial organic growth and business development capabilities Financial Rationale Adds approximately $590 million of revenue with ~10% EBITDA margins Enhances valuation with additional “911” contracts Combined business – post-synergies – will have a higher operations margin Operational Rationale Enhances geographic and economic scale Ability to leverage Envision’s operating infrastructure May increase the ROIC on recent AMR technology investments

# ESTABLISHED AMBULANCE AND FIRE SERVICES PROVIDER

## Financial Overview

### Net Revenue ($ in Millions)


$609
93
516
$598
75
522
2014
LTM 9/30/15
Ambulance
Other EMS & Fire

### Adjusted EBITDA ($ in millions)


$45
$50
2014
LTM 9/30/15[1]

## Ambulance Services Segment Overview

- Leading provider of emergency and non-emergency ambulance services in the U.S.
- Nearly 100 exclusive contracts to provide 911 emergency services
- Thousands of non-emergency transportation service arrangements
- Average service length for largest contracts is 14 years
- ~1,550 ambulances in fleet
- Provides services in 21 states
- ~1.3 million transports for FY2014, 50% 911 initiated and 50% inter-facility initiated
- ~5,900 field employees (non-corporate)

## Fire Services Segment Overview

- Provides fire protection services on a subscription fee or master contract basis to residential and commercial property owners
- Customers include emerging communities, unincorporated areas or other self-contained facilities, including airports and industrial sites
- 11 specialty fire contracts and 120,000 community fire subscriptions
- ~110 fire fighting vehicles in fleet
- Provides services in 21 states
- ~850 field employees

*Note: $ in millions. See reconciliation in supplemental materials for definition of Rural/Metro Adjusted EBITDA. Numbers may not add due to rounding.*
*1. Does not include impact of pro forma impact adjustments.*

25

Envision HEALTHCARE

Expanding on Our regional Presence 26 AMR Operations AMR / Rural/Metro Overlap Rural/Metro

Pro forma financials 27 LTM 9/30/2015 Revenue LTM 9/30/15 Pro Forma Adjusted EBITDA ($ in millions) Note: Adjusted EBITDA as defined in Non-GAAP Financial Measures. Prior periods have been adjusted accordingly for comparability purposes. Rural/Metro Pro Forma Adjusted EBITDA includes pro forma impact of certain revenue adjustments, contract amendments and other adjustments effected subsequent to FY2014, and the pro forma full-year impact of certain 2014 expense reductions. See reconciliation in supplemental materials. $5,124 $5,722 $598 Envision Rural/Metro Total $591 $649 $662 $58 $13 Envision Rural/Metro Synergies Total

HISTORICAL FINANCIALS

Net Revenue STRONG HISTORICAL REVENUE AND EBITDA GROWTH ’05-’14 CAGR: 10.4% ’05-’14 CAGR: 15.5% Note: $ in millions. Adjusted EBITDA as defined in Non-GAAP Financial Measures. Prior periods have been adjusted accordingly for comparability purposes. See reconciliation in supplemental materials. 2008 – 2014 net revenue CAGR is 10.6% and 2008 – 2014 Adjusted EBITDA CAGR is 14.5%. Adjusted EBITDA Long History of Consistent, Strong Revenue and Adjusted EBITDA Growth ’05-’14 CAGR: 6.9% ’05-’14 CAGR: 25.8% 29 ’05-’14 CAGR: 3.4% ’05-’14 CAGR: 17.9% EmCare AMR $46 $84 $119 $115 $159 $192 $219 $261 $294 $363 $371 $106 $98 $96 $132 $127 $130 $126 $144 $152 $193 $220 $1 $152 $183 $215 $247 $287 $322 $345 $405 $446 $556 $591 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 PF LTM 9/30/15 $645 $745 $888 $1,008 $1,226 $1,478 $1,667 $1,915 $2,359 $2,843 $3,448 $1,154 $1,189 $1,219 $1,402 $1,344 $1,381 $1,441 $1,385 $1,369 $1,555 $1,676 $1 $1,799 $1,934 $2,107 $2,410 $2,570 $2,859 $3,108 $3,300 $3,728 $4,398 $5,124 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 PF LTM 9/30/15

CONTINUED REVENUE AND EBITDA GROWTH IN 2015 30 % Margin EmCare 12.5% 10.0% AMR 12.0% 12.9% Envision 12.3% 10.9% % Growth EmCare 29.1% AMR 10.4% Envision 22.4% Net Revenue Adjusted EBITDA Q3 2015 Financial Results Continued Strong Performance in 2015 Note: $ in millions. Adjusted EBITDA as defined in Non-GAAP Financial Measures. Envision Q3 2015: Revenue up 18.9% and Adjusted EBITDA down 7.3% Envision YTD Q3 2015: Revenue up 22.4% and Adjusted EBITDA up 8.6% EmCare YTD Q3 2015 revenue growth driven by: 4.3% higher same-store volume, including 4.5% higher ED volume Net new contract wins Acquisitions Margin impacted by: Short term compensation pressures with lower volumes Lower anesthesia collection rate Medicaid parity discontinued AMR YTD Q3 2015 revenue growth driven by: 6.2% higher same-market volume Completed acquisition (northeastern U.S. operations) Margin expansion related to: Higher volume Ongoing efficiency initiatives Lower fuel costs EmCare AMR $2,083 $2,688 $1,157 $1,278 $3,240 $3,966 YTD Q3 2014 YTD Q3 2015 $261 $269 $139 $165 $400 $434 YTD Q3 2014 YTD Q3 2015

STRONG AND STABLE CASH FLOWS 31 Note: DSO calculated based on last quarter of indicated period. Days Sales Outstanding Net CapEx as a % of Revenue Contract Retention Rate Top 10 Customers Tenure Recurring Revenue, Attractive Operating Margins and Relatively Low Capital Expenditure and Working Capital Requirements Result in Strong and Predictable Cash Flows Recurring Revenue Strong Client Retention Low Capital Expenditures Working Capital 87% 90% 88% 84% 86% 99% 98% 99% 99% 99% 2008 EmCare AMR 84% 86% 88% 88% 99% 99% 99% 99% 2011 2012 2013 2014 2.1% 1.6% 1.7% 1.7% 2011 2012 2013 2014 62 66 75 75 2011 2012 2013 2014 13 years 33 years EmCare AMR

HISTORICAL ABILITY TO REDUCE LEVERAGE 32 Note: $ in millions. Cash balance includes cash and all near cash items. Total Net Leverage-to-LTM Adjusted EBITDA Multiples Strong Cash Flow Supports De-Levering Key Events: IPO CD&R Acquisition Recap IPO Note Offering Acquisition Funding Pro Forma 3.2x 0.4x 6.9x 6.5x 5.4x 6.4x 3.8x 3.5x 3.1x 3.8x 4.2x 2005 2010 Q2 2011 2011 Q3 2012 2012 Q3 2013 Q3 2014 2014 Q1 2015 Q3 2015

SUPPLEMENTAL MATERIALS

# ENVISION ADJUSTED EBITDA RECONCILIATION

| ($ in millions) | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | LTM 9/30/2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | Fiscal Year Ended December 31, | | | | | | | | | | |
| **Net income** | **$14.0** | **$39.1** | **$59.8** | **$84.8** | **$115.2** | **$131.7** | **$33.7** | **$41.2** | **$6.0** | **$125.5** | **$152.9** |
| (+) Depreciation and amortization expense | 58.0 | 66.0 | 70.5 | 69.0 | 64.3 | 65.3 | 99.8 | 123.8 | 140.6 | 146.2 | 166.7 |
| (+) Restructuring and other charges | 1.8 | 6.4 | 2.2 | - | - | - | 6.5 | 14.1 | 5.7 | 7.0 | 32.1 |
| (+) Equity-based compensation expense | 2.8 | 1.4 | 1.7 | 2.5 | 4.0 | 6.7 | 19.2 | 4.2 | 4.2 | 5.1 | 6.3 |
| (+) Transaction costs | - | - | - | - | - | - | - | - | - | 5.0 | 13.5 |
| (+) Severance and related costs | - | - | - | - | - | - | - | - | - | - | 3.4 |
| (+) Related party management fees[1] | 15.3 | 1.0 | 1.0 | 1.0 | 1.0 | 1.0 | 3.4 | 5.0 | 23.1 | - | - |
| (+) Adjustment to net income (loss) attributable to noncontrolling interest due to deferred taxes | - | - | - | - | - | - | - | - | - | (2.3) | (2.3) |
| (+) Interest Expense | 49.0 | 45.6 | 46.9 | 42.1 | 41.0 | 22.9 | 112.6 | 182.6 | 186.7 | 110.5 | 108.1 |
| (+) Realized (gain) loss on investments | 0.2 | 0.5 | (0.2) | (2.7) | (2.1) | (2.4) | - | (0.4) | (0.5) | (0.4) | 0.3 |
| (+) Other expense (income), net | (1.0) | (2.4) | (2.0) | (2.0) | (1.8) | (1.0) | 32.0 | (1.4) | 12.8 | 4.0 | 1.2 |
| (+) Loss on early debt extinguishment | 2.0 | 0.4 | - | 0.2 | - | 19.1 | 10.0 | 8.3 | 68.4 | 66.4 | 0.0 |
| (+) Income tax expense (benefit) | 10.3 | 24.9 | 36.1 | 52.5 | 65.7 | 79.1 | 28.6 | 27.5 | (1.0) | 89.5 | 108.8 |
| (+) Equity in earnings of unconsolidated subsidiary | (0.1) | (0.4) | (0.8) | (0.3) | (0.3) | (0.3) | (0.4) | (0.4) | (0.3) | (0.3) | (0.3) |
| **Reported Adjusted EBITDA** | **$152.3** | **$182.5** | **$215.2** | **$247.1** | **$287.0** | **$322.1** | **$345.4** | **$404.5** | **$445.7** | **$556.2** | **$590.7** |
| Prior period insurance case reserve | - | - | - | - | - | - | - | - | 9.7 | - | - |
| **Adjusted EBITDA** | **$152.3** | **$182.5** | **$215.2** | **$247.1** | **$287.0** | **$322.1** | **$345.4** | **$404.5** | **$455.4** | **$556.2** | **$590.7** |

1. *2005 related party management fees represent both Laidlaw and Onex management fees and 2013 includes $20M to terminate the CD&R consulting agreement*

34

Envision HEALTHCARE

RURAL/METRO ADJUSTED EBITDA RECONCILIATION 1. Billing Restructuring Costs – Represents payroll related costs and temporary resources hired in excess of the stead state revenue cycle costs 2. Other – Represents non-recurring professional fees related to operational restructuring, IT projects for system updates and implementation services and other one-time non-recurring consulting and legal fees. Other expenses include duplicative rent expense and one-time moving costs related to consolidating its two corporate / billing offices into one and non-cash stock-based compensation, one-time bonuses, severance and other miscellaneous items 3. Prior Period Revenue Adjustments – Represents a one-time reserve reversal related to the back-end Revenue Cycle Management (RCM) system conversion that caused a backlog in AR. During the system conversion, the backlog of unbilled transport services increased at the beginning of August 2014, delaying the cash collections process, increasing the net AR balance and negatively impacting Average Paid Claim (APC) calculations from August 2014 to December 2014 4. Insurance Liability Reversal – Reflects the estimated expense run-rate related to refined actuarial adjustments of professional/general, auto and workers compensation insurance 5. Santa Clara Amendment – Represents impact if amendment had been in effect during FY2014. During May 2015, the Board of Supervisors of Santa Clara County approved an amendment to Rural/Metro’s Advanced Life Support (ALS)/911 ambulance services contract that has been effective since July 2011 6. Arizona Medicaid AHCCCS Change – Represents potential impact of reset of Arizona transportation rates, which occurs in October of each year 7. Other – Represents adjustments related to changes in national zip code, Buffalo contract, Blount Country contract and San Diego contract ($ in millions) Net Income (Loss) ($59.4) Depreciation and amortization expense 33.0 Interest Expense 43.6 Income Tax Expense (3.3) Discontinued Operations 0.0 Reported EBITDA $13.9 Impairment of PP&E and Intangible assets 2.3 Billing Restructuring Costs 1 22.2 Other 2 11.2 Adjusted EBITDA $49.7 Prior period revenue adjustment 3 10.9 Insurance liability reversal 4 (3.7) Santa Clara amendment 5 5.7 Arizona Medicaid AHCCCS Change 6 (1.3) Other 7 (3.0) Pro Forma Adjusted EBITDA $58.4 LTM 9/30/2015